                               WSIS SERIES TRUST
                                   PROSPECTUS
                                 MARCH 1, 1996

WSIS Series Trust is a no-load, open-end management investment company offering in this Prospectus shares of beneficial interest in five separate investment portfolios: Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, Wertheim High Yield Income Fund, Wertheim Investment Grade Income Fund, and Wertheim Short-Term Investment Fund. Schroder Wertheim Investment Services, Inc. ("SWIS") serves as investment adviser to each of the Funds.

The Trust provides investors an opportunity to design their own investment programs through investing in a wide range of mutual funds managed by SWIS. Each Fund pursues its investment objectives through the investment policies described in this Prospectus. WERTHEIM HIGH YIELD INCOME FUND INVESTS PRIMARILY IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST THAN HIGHER-RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THAT FUND.

This Prospectus explains concisely the information about the Trust that a prospective investor should know before investing in the Funds. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the March 1, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information, please call 1-800-464-3108. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                       2
                               WSIS SERIES TRUST

TABLE OF CONTENTS

                                                                                                       Page
                                                                                                    -----------
Summary of Expenses...............................................................................           4

Financial Highlights..............................................................................           5

Investment objectives and policies................................................................           8

    Wertheim Equity Value Fund....................................................................           8

    Wertheim Small Capitalization Value Fund......................................................           9

    Wertheim High Yield Income Fund...............................................................          10

    Wertheim Investment Grade Income Fund.........................................................          13

    Wertheim Short-Term Investment Fund...........................................................          14

    Other investment practices and risk considerations............................................          16

    Portfolio turnover............................................................................          19

How to buy shares.................................................................................          19

How to sell shares................................................................................          20

Exchanges.........................................................................................          21

Determination of net asset value..................................................................          21

Distributions.....................................................................................          21

Taxes.............................................................................................          22

Management of the Trust...........................................................................          23

Performance information...........................................................................          24

Additional information about the Trust............................................................          24

APPENDIX A -- Ratings Descriptions................................................................          26

                                       3
                               WSIS SERIES TRUST

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize your maximum transaction costs from investing in the Funds and expenses incurred by the Funds based on their most recent fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases........................................       None
Maximum Sales Load Imposed on Reinvested Dividends.............................       None
Deferred Sales Load............................................................       None
Redemption Fees................................................................       None
Exchange Fee...................................................................       None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                     Wertheim
                                                       Wertheim        Small       Wertheim       Wertheim       Wertheim
                                                        Equity     Capitalization High Yield     Investment     Short-Term
                                                         Value         Value        Income      Grade Income    Investment
                                                         Fund          Fund          Fund           Fund           Fund
                                                      -----------  -------------  -----------  ---------------  -----------
Management Fees (after expense limitation)..........         .75           .95           .49            .12            .35
12b-1 Fees (after expense limitation)...............        None          None          None           None           None
Other Expenses (after expense limitation)...........         .65           .75           .65            .62            .63
Total Fund Operating Expenses (after expense
 limitation)........................................        1.40          1.70          1.14            .74            .98

The tables are provided to help you understand the expenses of investing in each of the Funds and your share of the operating expenses each of the Funds incurs. During fiscal 1995, Management Fees, Other Expenses, and Total Fund Operating Expenses for the Small Capitalization Value Fund were .89%, .67%, and 1.56%, respectively, reflecting an expense limitation in effect during the year. The Management Fees, Other Expenses, and Total Fund Operating Expenses shown in the table above for each of the Funds other than the Equity Value and Small Capitalization Value Funds reflect expense limitations

                                       4
                               WSIS SERIES TRUST
currently in effect. See "Management of the Trust" below. The following table shows the Management Fees, Other Expenses, and Total Fund Operating Expenses for each of those Funds based on the Funds' most recent fiscal year, as a percentage of average net assets, in the absence of the expense limitations.

                                                                             Wertheim        Wertheim        Wertheim
                                                                            High Yield      Investment      Short-Term
                                                                              Income       Grade Income     Investment
                                                                               Fund            Fund            Fund
                                                                           -------------  ---------------  -------------
Management Fees..........................................................          .90             .50             .40
Other Expenses...........................................................         1.06            1.00             .68
Total Fund Operating Expenses............................................         1.96            1.50            1.08

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

FUNDS:                                                              1 year       3 years      5 years     10 years
                                                                     -----     -----------  -----------  -----------

Wertheim Equity Value Fund......................................   $      14    $      45    $      75    $     169
Wertheim Small Capitalization Value Fund........................   $      17    $      54    $      93    $     202
Wertheim High Yield Income Fund.................................   $      12    $      36    $      63    $     139
Wertheim Investment Grade Income Fund...........................   $       8    $      24    $      41    $      92
Wertheim Short-Term Investment Fund.............................   $      10    $      31    $      54    $     121

The tables and Example do not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary.

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for each Fund for the period ended October 31, 1995. This information has been audited by Arthur Andersen LLP, independent auditors. The report of Arthur Andersen LLP is contained in the Statement of Additional Information.

                                       5
                               WSIS SERIES TRUST

   SELECTED PER SHARE DATA AND RATIOS (FOR A SHARE OUTSTANDING THROUGHOUT THE
                                    PERIOD)

                                                                                 SMALL CAPITALIZATION
                                                EQUITY VALUE FUND                     VALUE FUND
                                          -----------------------------      -----------------------------
                                          OCTOBER 31,      OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                             1995            1994(1)            1995            1994(1)
                                          -----------      ------------      -----------      ------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................  $     9.45       $     10.00       $     9.77       $     10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) (4)......        0.11              0.06            (0.03)             0.00
  Net Realized and Unrealized Gain
    (Loss) on Investments...............        1.63             (0.61)            1.03             (0.23)
                                          -----------      ------------      -----------      ------------
  Total from Investment Operations......        1.74             (0.55)            1.00             (0.23)
                                          -----------      ------------      -----------      ------------
LESS DISTRIBUTIONS:
  From Net Investment Income............       (0.07)             0.00             0.00              0.00
  In Excess of Net Investment Income....        0.00              0.00             0.00              0.00
  Tax Return of Capital.................        0.00              0.00             0.00              0.00
                                          -----------      ------------      -----------      ------------
  Total Distributions...................       (0.07)             0.00             0.00              0.00
                                          -----------      ------------      -----------      ------------
NET ASSET VALUE AT END OF PERIOD........  $    11.12       $      9.45       $    10.77       $      9.77
                                          -----------      ------------      -----------      ------------
                                          -----------      ------------      -----------      ------------
TOTAL RETURN............................       18.63%            (5.50)%(5)       10.27%            (2.30)%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...  $   38,088       $    21,309       $   47,929       $    21,193
  Ratio of Operating Expenses to Average
    Net Assets (4)......................        1.40%             1.30%(6)         1.56%             1.45%(6)
  Ratio of Net Investment Income to
    Average Net Assets..................        1.27%             1.37%(6)        (0.29)%            0.17%(6)
  Portfolio Turnover Rate...............       83.15%           102.56%           45.74%            18.53%

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(3) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.
Notes to Financial Highlights continued on next page.

See notes to financial statements.

                                       6
                               WSIS SERIES TRUST

                                                 HIGH YIELD                 INVESTMENT GRADE                 SHORT-TERM
                                                 INCOME FUND                   INCOME FUND                 INVESTMENT FUND
                                          -------------------------     -------------------------     -------------------------
                                          OCTOBER 31,   OCTOBER 31,     OCTOBER 31,   OCTOBER 31,     OCTOBER 31,   OCTOBER 31,
                                             1995         1994(1)          1995         1994(2)          1995         1994(3)
                                          -----------   -----------     -----------   -----------     -----------   -----------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................  $     8.79    $    10.00      $     9.14    $    10.00      $     9.88    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) (4)......        0.84          0.48            0.59          0.34            0.49          0.30
  Net Realized and Unrealized Gain
    (Loss) on Investments...............       (0.07)        (1.14)           0.79         (0.83)           0.00         (0.12)
                                          -----------   -----------     -----------   -----------     -----------   -----------
  Total from Investment Operations......        0.77         (0.66)           1.38         (0.49)           0.49          0.18
                                          -----------   -----------     -----------   -----------     -----------   -----------
LESS DISTRIBUTIONS:
  From Net Investment Income............       (0.84)        (0.47)          (0.59)        (0.34)          (0.49)        (0.30)
  In Excess of Net Investment Income....        0.00         (0.01)           0.00          0.00            0.00          0.00
  Tax Return of Capital.................        0.00         (0.07)           0.00         (0.03)           0.00          0.00
                                          -----------   -----------     -----------   -----------     -----------   -----------
  Total Distributions...................       (0.84)        (0.55)          (0.59)        (0.37)          (0.49)        (0.30)
                                          -----------   -----------     -----------   -----------     -----------   -----------
NET ASSET VALUE AT END OF PERIOD........  $     8.72    $     8.79      $     9.93    $     9.14      $     9.88    $     9.88
                                          -----------   -----------     -----------   -----------     -----------   -----------
                                          -----------   -----------     -----------   -----------     -----------   -----------
TOTAL RETURN............................        9.16%        (6.60)%(5)      15.62%        (4.90)%(5)       5.02%         1.83%(5)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...  $   20,489    $   15,956      $   23,704    $   12,905      $   33,936    $   30,771
  Ratio of Operating Expenses to Average
    Net Assets (4)......................        1.48%         1.30%(6)        1.06%         0.87%(6)        0.95%         0.78%(6)
  Ratio of Net Investment Income to
    Average Net Assets..................        9.67%         9.67%(6)        6.35%         6.39%(6)        4.91%         4.48%(6)
  Portfolio Turnover Rate...............      149.58%        59.30%         113.50%       155.63%          27.86%        71.38%

(4) Net Investment Income is after reimbursement of certain expenses by Schroder Wertheim Investment Services, Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Funds, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    Wertheim  Equity Value Fund: 1995 - $0.11 and 1.45%; 1994 - $0.02 and 2.17%;
    Wertheim Small Capitalization Value Fund: 1995 - ($0.03) and 1.62%; 1994 - ($0.04) and 3.15%; Wertheim High Yield Income Fund: 1995 - $0.80 and 1.96%; 1994 - $0.44 and 3.59%; Wertheim Investment Grade Income Fund: 1995 - $0.56 and 1.50%; 1994 - $0.21 and 3.98%; and Wertheim Short-Term Investment Fund:
    1995 - $0.47 and 1.08%; 1994 - $0.24 and 1.66%, respectively.
(5) Not annualized.
(6) Annualized.

                                       7
                               WSIS SERIES TRUST

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a different investment objective or objectives which it pursues through the investment policies described below. Because of the differences in objectives and policies among the Funds, the Funds will achieve different investment returns and will be subject to varying degrees of market and financial risk. The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. As a matter of policy, the Trustees would not materially change an investment objective of a Fund without shareholder approval. There is no assurance that any Fund will achieve its objective or objectives. Additional Funds may be created from time to time with different investment objectives and policies.

If the securities rating of a debt security held by a Fund declines below any minimum rating for securities in which the Fund may invest, the Fund will not be required to dispose of the security, but SWIS will consider whether continued investment in the security is consistent with the Fund's investment objectives. Certain of the Funds may also use a variety of derivative strategies including, without limitation, options, futures contracts, and forward contracts, and mortgage-backed securities described below. See "Other investment practices and risk considerations."

None of the Funds is intended to be a complete investment program, and there is no assurance that a Fund will achieve its objectives.

WERTHEIM EQUITY VALUE FUND

WERTHEIM EQUITY VALUE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. The Fund invests in common stocks and other securities that SWIS believes offer the potential for long-term growth of capital.

The Fund will under normal circumstances invest primarily in equity securities SWIS believes to be undervalued. In selecting such securities, SWIS will focus on industries and issuers it believes offer the possibility for growth of capital from earnings potential and other factors not fully reflected in current market prices. Such factors may include, for example, a company's probable future earnings, the ratio of its market value to its book value, and its dividends, cash flow, financial strength, debt-to-capital ratio, working assets, and competitive position, as well as other factors SWIS may consider significant in a particular industry or under varying market conditions. In identifying undervalued securities, SWIS may make investment judgments contrary to those of most investors.

The Fund may invest in securities of any kind SWIS believes consistent with the Fund's objective of long-term growth of capital. The Fund will normally invest at least 65% of its total assets in equity securities, including common and preferred stocks and warrants to purchase common or preferred stocks. The Fund may also invest in debt securities if SWIS believes they would help achieve the Fund's objective and may hold a portion of its assets in cash or money market instruments. Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's Investors

                                       8
                               WSIS SERIES TRUST

Service, Inc. or BBB by Standard & Poor's Corporation or, if unrated, determined by SWIS at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

At times, SWIS may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SWIS may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent SWIS considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

WERTHEIM SMALL CAPITALIZATION VALUE FUND

WERTHEIM SMALL CAPITALIZATION VALUE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION. The Fund invests primarily in equity securities of companies having a relatively small market capitalization (generally less than $1 billion) that SWIS believes have potential for capital appreciation. In choosing portfolio investments for the Fund, SWIS attempts to identify securities whose potential for long-term capital appreciation is not fully reflected in their market prices. This may be the result, for example, of the market's undervaluation of a company's potential for earnings growth or of its financial or business assets or other assets.

The companies in which the Fund invests may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

The Fund will normally invest at least 65% of its total assets in common and preferred stocks, and warrants to purchase common or preferred stocks, of companies having market capitalizations of less than $1 billion. The Fund may invest the remainder of its assets in equity securities of larger companies and in debt securities (including convertible bonds) and may hold a portion of its assets in cash or money market instruments. Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's or BBB by Standard & Poor's or, if unrated, determined by SWIS at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

                                       9
                               WSIS SERIES TRUST

At times SWIS may decide that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SWIS may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest any portion of its assets in high-quality debt securities, or hold any portion of its assets in cash or money market instruments, to the extent SWIS might consider consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

WERTHEIM HIGH YIELD INCOME FUND

WERTHEIM HIGH YIELD INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO SEEK HIGH CURRENT INCOME. The Fund seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund invests primarily in high-risk, high-yield, fixed-income securities constituting a diversified portfolio which SWIS believes does not involve undue risk to income or principal. The Fund is designed for investors willing to assume additional risk in return for high current income.

The Fund seeks its secondary objective of capital growth, to the extent consistent with its objective of seeking high current income, by investing in securities of any kind which SWIS believes offer the potential for capital growth. Such securities may include, for example, debt securities, preferred stocks, common stocks, or any other securities which SWIS believes offer such potential.

The Fund will generally invest in securities rated, at the time of purchase, at least Caa by Moody's or CCC by Standard & Poor's, or in unrated securities SWIS determines to be of comparable quality, and will under normal circumstances invest at least 65% of its total assets in debt securities rated Baa or below by Moody's or BBB or below by Standard & Poor's or, if unrated, determined by SWIS at the time of investment to be of comparable quality. The Fund may at times invest up to 10% of its assets in securities rated in the lowest grades (Ca or C in the case of Moody's and CC, C, or D in the case of Standard & Poor's) or in unrated securities determined by SWIS to be of comparable quality, if SWIS believes that there are prospects for an upgrade in a security's rating or a favorable conversion of a security into other securities. The Fund might also invest in such securities if SWIS were to believe that, upon completion of any contemplated exchange offer or reorganization involving a security or its issuer, the Fund would receive securities or other assets offering significant opportunities for capital appreciation or future high rates of current income.

Securities rated below Baa by Moody's or BBB by Standard & Poor's are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing and may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix hereto.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although SWIS considers security

                                       10
                               WSIS SERIES TRUST
ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. SWIS's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of the Fund's objectives depends more on SWIS's analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

The table below shows the average percentages of Wertheim High Yield Income Fund's assets invested during fiscal 1995 in securities assigned to the various rating categories by Moody's and Standard & Poor's and in unrated securities determined by SWIS to be of comparable quality:

                                  Unrated securities of
               Rated securities    comparable quality,
               as percentage of     as percentage of
   Rating        Fund's assets        Fund's assets
-------------  -----------------  ---------------------
"AAA"/"Aaa"              --                   --
"AA"/"Aa"                --                   --
"A"/"A"                  --                   --
"BBB"/"Baa"              --                   --
"BB"/"Ba"             28.80%                  --
"B"/"B"               44.62%                3.11%
"CCC"/"Caa"           10.41%                4.31%
"CC"/"Ca"                --                   --
"C"/"C"                  --                   --
"D"                    1.50%                  --

Securities rated at different levels by Moody's and Standard & Poor's are shown as having been rated at the lower level.

At times SWIS may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times SWIS may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest in higher-rated fixed-income securities, money market instruments of all types, and any other securities which SWIS considers consistent with such defensive strategies. The yields on these securities would generally be lower than the yields on lower-rated fixed-income securities. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN LOWER-RATED SECURITIES. Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities (sometimes referred to as "junk bonds") before making an investment in the Fund. The lower ratings of certain securities held by the Fund reflect a greater

                                       11
                               WSIS SERIES TRUST
possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower-rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or Standard & Poor's does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated securities, see the Appendix to this Prospectus.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although SWIS will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund invests are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

The Fund may invest in securities which trade infrequently or in more limited volume than higher-rated securities (including illiquid securities), or in securities which are restricted as to resale. In addition, a substantial portion of the Fund's assets may at times be invested in an issue of securities as to which the Fund, by itself or together with other accounts managed by SWIS and its affiliates, holds a major portion or all of such securities, which may limit the liquidity of such securities. The Fund could find it difficult or impossible to sell illiquid securities when SWIS believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for

                                       12
                               WSIS SERIES TRUST
purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under securities in cases where the Fund holds a major portion or all of the outstanding issue, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. The Fund will not invest more than 15% of its assets (determined at the time of investment) in securities determined by SWIS to be illiquid.

The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required for Federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy this distribution requirement.

Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund does not amortize the premium paid for such securities in calculating its net investment income. Consequently, if such premium securities are called or sold prior to maturity, the Fund may recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

SWIS seeks to minimize the risks involved in investing in lower-rated securities through diversification and careful investment analysis. When the Fund invests in high yield securities in the lower rating categories, achievement of the Fund's goals depends more on SWIS's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

WERTHEIM INVESTMENT GRADE INCOME FUND

WERTHEIM INVESTMENT GRADE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective. The Fund may invest in debt securities, including securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and corporate obligations, preferred stocks, and dividend-paying

                                       13
                               WSIS SERIES TRUST
common stocks. The Fund will normally invest at least 90% of its total assets in U.S. Government securities and in debt securities and preferred stocks rated investment grade (or, if unrated, considered by SWIS to be of comparable quality). A security will be considered to be of "investment grade" if, at the time of investment by the Fund, it is rated at least Baa3 by Moody's or BBB- by Standard & Poor's or, if unrated, determined by SWIS to be of comparable quality. The Fund will not invest in a security rated below A3 or A- if as a result more than 25% of the Fund's assets would, at the time of such investment, be invested in securities rated below those rating categories. The Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, some of which may be backed by agencies or instrumentalities of the U.S. Government. The Fund may hold a portion of its assets in cash or money market instruments.

SWIS may take full advantage of the entire range of maturities of the securities in which the Fund may invest and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (more than 10 years, for example).

Higher-rated securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities, although, as a result, the yields available from higher-rated securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, however, the values of higher-rated securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations generally will be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than invest in higher yielding longer-term securities. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

At times SWIS may decide that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SWIS may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would be permitted to hold all or any portion of its assets in cash or money market instruments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

WERTHEIM SHORT-TERM INVESTMENT FUND

WERTHEIM SHORT-TERM INVESTMENT FUND'S OBJECTIVE IS TO SEEK AS HIGH A RATE OF INCOME AS SWIS BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL AND
MAINTENANCE OF LIQUIDITY. It is designed for investors seeking income with relative stability of principal. While the Fund intends to declare and pay dividends daily and invest in short-term securities, it is not a money-market fund. The values of the securities owned by the Fund, and the Fund's net asset value, will fluctuate based on changes in interest rates and other factors affecting the values of securities in which the Fund may invest.

                                       14
                               WSIS SERIES TRUST

The Fund will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

    -PRIME COMMERCIAL PAPER: high-grade, short-term obligations issued by banks, corporations, and other issuers, rated P-1 by Moody's or A-1 by Standard & Poor's.
    -U.S. GOVERNMENT SECURITIES: securities issued or guaranteed as to principal or interest by the U.S. Government or by any of its agencies or instrumentalities.
    -CORPORATE OBLIGATIONS: high-grade, short-term corporate obligations other than prime commercial paper, rated at least Aa by Moody's or AA by Standard & Poor's.
    -BANKERS' ACCEPTANCES: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.
    -BANK CERTIFICATES OF DEPOSIT: certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may also invest in bank time deposits.
    -REPURCHASE AGREEMENTS: with respect to U.S. Government securities or any of the other debt securities described above.
    -OTHER SECURITIES: rated at least Aa or P-1 by Moody's or AA or A-1 by Standard & Poor's. These may include investments in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, described below.

All of the Fund's investments will normally have remaining maturities, at the time of investment, of three years or less, and the average maturity of the Fund's portfolio securities based on their dollar value will not exceed one year at the time of each investment. When a security is subject to a repurchase agreement, the amount and maturity of the Fund's investment will be determined by reference to the amount and term of the repurchase agreement, not by reference to the underlying security. The Fund will under normal circumstances invest at least 65% of its assets in obligations with remaining maturities, at the time of investment, of two years or less.

A portion of the securities held by the Fund may consist of mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. SWIS will calculate the 'maturity' of such an obligation and other similar obligations, for purposes of determining the Fund's compliance with the requirements set out above, based on SWIS's estimate of the period of time remaining until all of the scheduled payments in respect of that obligation will have been made. That period may be shorter than the stated maturity of the obligation. The estimated remaining maturity of a mortgage-backed security is highly dependent on prepayment assumptions. If interest rates were to increase at a time when the Fund holds such an obligation, the estimated maturity of the obligation might be increased due to any anticipated reduction in prepayments on the mortgages underlying the obligation. Some of the mortgage-backed certificates and other interests in mortgage pools in which the Fund may invest may be backed by agencies or instrumentalities of the U.S. Government. See "Other investment practices and risk considerations -- Mortgage-backed securities" below.

Certain obligations purchased by the Fund may be variable or floating rate instruments, may involve a demand feature, and may include variable amount master demand notes. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity.

                                       15
                               WSIS SERIES TRUST

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Funds may also engage in the following investment practices, each of which involves certain special risks. The Statement of Additional Information contains more detailed information about these practices (some of which may be considered "derivative" investments), including limitations designed to reduce these risks.

OPTIONS AND FUTURES PORTFOLIO STRATEGIES. Each of the Funds may engage in a variety of transactions involving the use of options and futures contracts for purposes of increasing its investment return or hedging against market changes. A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on such securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may buy and sell index futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and terminates an index future transaction, the Fund may realize a gain or loss. A Fund may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

A Fund may buy and sell futures contracts on U.S. Government securities or other debt securities. A futures contract on a debt security is a contract to buy or sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss.

A Fund may purchase and sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

A Fund may purchase and sell futures contracts, options on futures contracts, and options on securities indices for hedging purposes or, to the extent permitted by applicable law, to increase its current return.

                                       16
                               WSIS SERIES TRUST

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that a Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that SWIS may not forecast market movements correctly.

The effective use of options and futures strategies is dependent on, among other things, a Fund's ability to terminate options and futures positions at times when SWIS deems it desirable to do so. Although a Fund will enter into an option or futures contract position only if SWIS believes that a liquid secondary market exists for that option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Each Fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SWIS, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities or index, or in the prices of the securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of SWIS to forecast market movements correctly.

Because the markets for certain options and futures contracts in which a Fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such investments may be limited. A Fund's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. A Fund's hedging transactions may affect the character or amount of its distributions.

For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

MORTGAGE-BACKED  SECURITIES.  A  Fund may  invest  a  portion of  its  assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments of principal and interest on mortgages underlying mortgage-backed securities may shorten

                                       17
                               WSIS SERIES TRUST
the effective maturity of certain of such obligations. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market considerations.

Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective maturities of such securities.

Mortgage-backed securities currently offer yields higher than those available from many other types of debt securities, but their price volatility and yield characteristics change based on increases and decreases in prepayment rates, and they are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the lower rates. As a result, a Fund's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

ZERO-COUPON BONDS. Each Fund which may invest in debt securities may invest in zero-coupon securities. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently. Additional information concerning zero-coupon bonds is set out under "Wertheim High Yield Income Fund" above and in the Statement of Additional Information.

SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. Each Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers, and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

FOREIGN INVESTMENTS. Each Fund may invest without limit in securities principally traded in foreign markets, although it is not currently expected that any of the Funds will invest in securities of foreign issuers to a substantial degree. Each Fund may also purchase Eurodollar certificates of deposit without limitation. Because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a

                                       18
                               WSIS SERIES TRUST

U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

A Fund may buy or sell foreign currencies, foreign currency forward contracts, and options on foreign currencies for hedging purposes in connection with its foreign investments.

PORTFOLIO TURNOVER

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The portfolio turnover rate for each of the Funds is set forth under "Financial Highlights."

HOW TO BUY SHARES

Shares of each of the Funds are sold at the net asset value per share of the Fund next determined after Schroder Fund Advisors Inc., the principal underwriter for the Trust, receives your order. In order for you to receive that day's net asset value, Schroder Fund Advisors Inc. must receive your order before the close of regular trading on the New York Stock Exchange.

The minimum initial investment in the Trust is $25,000 (which may be allocated in any amounts among the various Funds), and the minimum for each subsequent investment is $1,000. SWIS may, in its sole discretion, accept smaller initial or subsequent investments so long as the investor is an employee of SWIS or any of its affiliates or has an investment account with SWIS in amounts specified by SWIS from time to time. None of the Funds will issue share certificates unless a shareholder so requests.

                                       19
                               WSIS SERIES TRUST

Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by SWIS that the securities are acceptable. (For purposes of determining whether securities will be acceptable, SWIS will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund in question and having a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Fund's shareholders. SWIS reserves the right to reject any particular investment. Securities accepted by SWIS will be valued in the same manner as are the Trust's portfolio securities as of the time of the next determination of the Funds' net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Fund upon receipt by the investor. A gain or loss for federal income tax purposes may be realized by investors upon the exchange. Investors interested in purchases through exchange should telephone SWIS at (800) 464-3108.

You can make regular investments of $1,000 or more per month through automatic deductions from your bank checking account. Application forms are available from the Trust's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts 02171 ("Boston Financial").

See "Distributions" below for additional information about how to purchase shares of Wertheim Short-Term Investment Fund.

HOW TO SELL SHARES

Shares of each Fund may be redeemed on any business day by sending a letter of instruction or stock power form to Boston Financial. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and if it is signed exactly in accordance with the registration form. Signatures must be guaranteed by a bank, broker/dealer, or certain other financial institutions. Boston Financial may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners.

Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received in writing by Boston Financial in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend repurchases or postpone payment for more than seven days, as permitted by law.

                                       20
                               WSIS SERIES TRUST

EXCHANGES

You can exchange your shares of any Fund for shares of any other Fund at any time at their respective net asset values. To exchange shares, you should complete an exchange authorization form available from Boston Financial and mail it to Boston Financial.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Shares of the Funds are not available to residents of all states.

DETERMINATION OF NET ASSET VALUE

EACH FUND CALCULATES THE NET ASSET VALUE OF A SHARE BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF SHARES OUTSTANDING. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

DISTRIBUTIONS

WERTHEIM EQUITY VALUE FUND AND WERTHEIM SMALL CAPITALIZATION VALUE FUND. The Equity Value Fund and the Small Capitalization Value Fund distribute any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from net capital gains are made after applying any available capital loss carryovers.

WERTHEIM HIGH YIELD INCOME FUND AND WERTHEIM INVESTMENT GRADE INCOME FUND. The High Yield Income Fund and the Investment Grade Income Fund distribute net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

WERTHEIM SHORT-TERM INVESTMENT FUND. All of the net income of the Short-Term Investment Fund is declared each day the Fund is open for business as a dividend to shareholders of record at the time of the declaration. Shareholders begin earning dividends on the day after the Fund receives Same Day Funds. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Trust's designated bank. A Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the next business day. Each month's dividends will be paid on the last day of that month (or, if that day is not a business day, on the next business day). A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date of the withdrawal.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

                                       21
                               WSIS SERIES TRUST

(3) receive all distributions in cash. You can change your distribution option by notifying Boston Financial in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

All Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax adviser to determine the precise effect of an investment in a Fund on your particular tax situation.

In order to permit Wertheim Investment Grade Income Fund and Wertheim High Yield Income Fund to maintain a more stable monthly dividend, each of those Funds may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by those Funds would be available to stabilize future dividends. As a result, the dividends paid by these Funds for any particular period may be more or less than the amount of net investment income actually earned by these Funds during the period. None of the Funds intends to distribute in respect of any taxable year more than the Fund's net income for federal income tax purposes for that year, nor does any of the Funds intend to stabilize its dividends in any year in such a manner as to cause the Fund to pay federal tax.

In order to avoid dilution of the undistributed net investment income of Wertheim Investment Grade Income Fund and Wertheim High Yield Income Fund, each of those Funds follows an accounting practice known as "equalization." A portion of the purchase price paid for shares of the Fund (including shares purchased by reinvestment of Fund distributions) equal to the undistributed net investment income per share of the Fund at the time of purchase is segregated for accounting purposes and is available for payment of future dividends. As a result, future dividends may include a non-taxable return of capital to shareholders.

                                       22
                               WSIS SERIES TRUST

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. The Trust's investment adviser is SWIS. SWIS is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated, which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder Wertheim Holdings Incorporated (or their predecessors) have been investment managers since 1927. SWIS itself has been an investment manager since 1962, and served as investment manager for approximately $4.1 billion as of December 31, 1995. Schroder Wertheim Holdings Incorporated is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1995, had under management assets of approximately $100 billion. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder Capital Management International, Inc. Schroder Capital Management International, Inc. is also a wholly owned subsidiary of Schroders Incorporated.

Subject to such policies as the Trustees may determine, SWIS furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. Subject to the control of the Trustees, SWIS also manages the Trust's other affairs and business. The Trust's principal office is located at 787 Seventh Avenue, New York, New York 10019 (which is also the address of SWIS's principal office), and its telephone number is (212) 641-3900. SWIS has served as investment adviser to the Trust since its inception.

The Funds pay management fees to SWIS monthly at the following annual rates (based on the assets of each Fund taken separately): Wertheim Equity Value Fund -- .75% of the Fund's average net assets; Wertheim Small Capitalization Value Fund -- .95% of the Fund's average net assets; Wertheim High Yield Income Fund -- .90% of the Fund's average net assets; Wertheim Investment Grade Income Fund -- .50% of the Fund's average net assets; and Wertheim Short-Term Investment Fund -- .40% of the Fund's average net assets. In order to limit the Funds' expenses, SWIS has voluntarily agreed to reduce its compensation (and, if necessary, to pay certain expenses of each of the Funds) until October 31, 1996 with respect to each of the Funds to the extent that a Fund's expenses (other than SWIS's compensation, brokerage, interest, taxes, deferred organizational expenses, and extraordinary expenses) exceed the following annual rates:
Wertheim Equity Value Fund -- .80% of the Fund's average net assets; Wertheim Small Capitalization Value Fund -- .75% of the Fund's average net assets; Wertheim High Yield Income Fund -- .65% of the Fund's average net assets; Wertheim Investment Grade Income Fund -- .62% of the Fund's average net assets; and Wertheim Short-Term Investment Fund -- .63% of the Fund's average net assets. The management fees paid by Wertheim Equity Value Fund, Wertheim Small Capitalization Value Fund, and Wertheim High Yield Income Fund are higher than those paid by most other investment companies. The Trust pays all expenses not assumed by SWIS, including Trustees' fees, auditing, legal, custodial, and investor servicing and shareholder reporting expenses.

SWIS's investment decisions for each of the Funds are generally made by a committee of SWIS's investment professionals. Mr. E. William Smethurst, Jr., President and Chief Investment Officer at SWIS, is primarily responsible for making recommendations to the committee for Wertheim Equity Value Fund. Ms. Nancy B. Tooke, Director, Senior Vice President,

                                       23
                               WSIS SERIES TRUST
and Portfolio Manager at SWIS, is primarily responsible for making recommendations to the committee for Wertheim Small Capitalization Value Fund. Mr. Michael Lanier, First Vice President and Portfolio Manager at SWIS, is primarily responsible for making recommendations to the committee for Wertheim High Yield Income Fund. Mr. Gary S. Zeltzer, Group Vice President and Portfolio Manager at SWIS, is primarily responsible for making recommendations to the committee for Wertheim Investment Grade Income Fund and Wertheim Short-Term Investment Fund. Each of the persons named has had that responsibility since the organization of the Funds (other than Mr. Lanier, who has had that responsibility since November 1995) and has many years of experience in managing investment portfolios comparable to those for which each has such responsibility.

SWIS places all orders for purchases and sales of the Funds' securities. In selecting broker-dealers, SWIS may consider research and brokerage services furnished to it and its affiliates. Schroder Wertheim & Co. Incorporated, an affiliate of SWIS, may receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees under the Investment Company Act of 1940 which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, SWIS may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

PERFORMANCE INFORMATION

Yield and total return data may from time to time be included in advertisements about the Funds. The "yield" of each Fund is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. "Total return" of a Fund for any period through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund during that period. Total return for any period of one year or less represents the actual rate of return on such an investment earned during the period.

ALL DATA IS BASED ON A FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, and each Fund's operating expenses. Investment performance also often reflects the risks associated with each Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Each Fund's performance may be compared to various indices. See the Statement of Additional Information for a fuller discussion of performance information.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust in 1993. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares of beneficial interest are presently divided into five different series, including each of the Funds. Each share has one vote, with fractional shares voting proportionally. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Fund were

                                       24
                               WSIS SERIES TRUST
liquidated, would receive the net assets of the Fund. A Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

Due to their ownership of shares of each of the Funds, the Schroder Wertheim & Co. Incorporated Profit-Sharing, Savings Incentive, and Pension Plans and the Lewco Securities Corp. Profit-Sharing and Thrift Plans may be deemed to control those Funds. See the Statement of Additional Information.

If you own fewer shares than a minimum amount set by the Trustees (presently 50 shares) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Schroder Fund Advisors Inc., 787 Seventh Avenue, New York, New York 10019, is the principal underwriter for the Trust. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's administrator and custodian. The Trust currently pays State Street fees for its services as administrator at the annual rate of .08% of each Fund's average daily net assets (subject to certain minimum charges). The Registrant's transfer agent and registrar is Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171.

                                       25
                               WSIS SERIES TRUST

APPENDIX A
RATINGS DESCRIPTIONS

THE RATING SERVICES' DESCRIPTIONS OF CORPORATE DEBT SECURITIES ARE AS FOLLOWS:
MOODY'S INVESTORS SERVICE, INC.

AAA -- Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Securities which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking, or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during either good or bad times over the future. Uncertainty of position characterizes securities in this class.

B -- Securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Securities which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       26
                               WSIS SERIES TRUST

C -- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

AAA -- Securities rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher-rated issues only in small degree.

A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher-rated categories.

BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories.

BB-B-CCC-CC OR C -- Bonds rated BB, B, CCC, CC or C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

    - liquidity ratios are adequate to meet cash requirements;
    - long-term senior debt is rated "A" or better;
    - the issuer has access to at least two additional channels of borrowing;
    - basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
    - typically, the issuer's industry is well established and the issuer has a strong position within the industry; and
    - the reliability and quality of management are unquestioned.

                                       27
                               WSIS SERIES TRUST

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

    - evaluation of the management of the issuer;
    - economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
    - evaluation of the issuer's products in relation to competition and customer acceptance;
    - liquidity;
    - amount and quality of long-term debt;
    - trend of earnings over a period of ten years;
    - financial strength of parent company and the relationships which exist with the issuer; and
    - recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

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                               WSIS SERIES TRUST

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                               WSIS SERIES TRUST

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                               WSIS SERIES TRUST
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--                                                                            --

                                                                   [LOGO]

                                                      WSIS SERIES TRUST

                                                        Wertheim Equity
                                                        Value Fund

                                                        Wertheim Small
                                                        Capitalization Value
                                                        Fund

                                                        Wertheim High Yield
                                                        Income Fund

                                                        Wertheim Investment
                                                        Grade Income Fund

          WSIS Series Trust
                                                        Wertheim Short-Term
            P.O. Box 8507
                                                        Investment Fund
         Boston, Mass. 02266
            1-800-464-3108
                0396WS

                                                        PROSPECTUS
                                                        March 1, 1996